SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 27, 2001

                          CHURCHILL DOWNS INCORPORATED
                          ----------------------------
             (Exact name of registrant as specified in its charter)

       Kentucky              0-1469                         61-0156015
(State or other      (Commission File Number)       (IRS Employer Identification
jurisdiction of                                                  No.)
incorporation or
organization)

                    700 Central Avenue, Louisville, KY 40208
                    ----------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (502) 636-4400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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
                          CHURCHILL DOWNS INCORPORATED

                                    I N D E X




ITEM 1-4.      Not Applicable

ITEM 5.        OTHER EVENTS

               A Copy of press release is set forth in Exhibit 99.1 to this filing and is incorporated herein by reference

ITEM 6.        Not Applicable

ITEM 7.        Financial Statements and Exhibits

               (a) Financial statements of business acquired
                        Not Applicable

               (b) Pro forma financial information
                        Not Applicable

               (c) Exhibits
                        Exhibit 99.1   Press Release dated February 27, 2001


ITEM 8-9.      Not Applicable
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